POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Susan Freund his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 12th day of February, 2009.

By:	/s/ Edward Peterson
Name:	Edward Peterson
Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Susan Freund his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 12th day of February, 2009.

By:	/s/ Greg Linn
Name:	Greg Linn
Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Susan Freund his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 12th day of February, 2009.

By:	/s/ Brian Dombkowski
Name:	Brian Dombkowski
Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Susan Freund his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 12th day of February, 2009.

By:	/s/ Mary Avella
Name:	Mary Avella
Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Susan Freund his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 12th day of February, 2009.

By:	/s/ Jay Jacobs
Name:	Jay Jacobs
Director